UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2019

The Blackstone Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33551	20-8875684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York		10154
(Address of Principal Executive Officers)		(Zip Code)

(212) 583-5000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 1, 2019, The Blackstone Group Inc. announced the completion of its conversion (the “Conversion”) from a Delaware limited partnership named The Blackstone Group L.P. (the “Partnership”) to a Delaware corporation named The Blackstone Group Inc. (the “Corporation”) effective at 12:01 a.m. (Eastern Time) on July 1, 2019 (the “Effective Time”). References to “Blackstone” in this Current Report on Form 8-K mean (i) prior to the Effective Time, The Blackstone Group L.P. and (ii) following the Effective Time, The Blackstone Group Inc.

Item 8.01	Other Events.

In connection with the Conversion and certain other ancillary restructuring steps (the “Transactions”), on July 1, 2019:

•	the Amended and Restated Limited Partnership Agreement of Blackstone Holdings I L.P., dated as of June 18, 2007 and as amended, was amended and restated (the “Holdings I A&R LPA”);

•	the Amended and Restated Limited Partnership Agreement of Blackstone Holdings II L.P., dated as of June 18, 2007 and as amended, was amended and restated (the “Holdings II A&R LPA”);

•	the Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings III L.P., dated as of January 1, 2009 and as amended, was amended and restated (the “Holdings III A&R LPA”);

•	the Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings IV L.P., dated as of January 1, 2009 and as amended, was amended and restated (the “Holdings IV A&R LPA”);

•	the Amended and Restated Limited Partnership Agreement of Blackstone Holdings AI L.P., dated as of October 1, 2015, was amended and restated (the “Holdings AI A&R LPA”);

•	the Tax Receivable Agreement, dated as of June 18, 2007, was amended (the “Tax Receivable Agreement Amendment”);

•	the Third Amended and Restated Exchange Agreement, dated as of October 1, 2015, was amended and restated (the “Fourth A&R Exchange Agreement”);

•	the Registration Rights Agreement, dated as of June 18, 2007, was amended (the “Registration Rights Agreement Amendment”);

•	the Amended and Restated Founding Member Agreement of Stephen A Schwarzman, dated as of March 1, 2018, was amended (the “Letter Agreement”);

•	The Blackstone Group L.P. Amended and Restated 2007 Equity Incentive Plan was amended and restated (the “A&R Equity Incentive Plan”); and

•	The Blackstone Group L.P. Sixth Amended and Restated Bonus Deferral Plan was amended and restated (the “A&R Bonus Deferral Plan”);

in each case, to give effect to and reflect the Transactions. These changes were generally clarifying and conforming in nature and intended to preserve the pre-conversion status quo. Descriptions of the material provisions of the existing agreements were previously reported in Blackstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Holdings I A&R LPA, Holdings II A&R LPA, Holdings III A&R LPA, Holdings IV A&R LPA, Holdings AI A&R LPA, Tax Receivable Agreement Amendment, Fourth A&R Exchange Agreement, Registration Rights Agreement Amendment, Letter Agreement, A&R Equity Incentive Plan and A&R Bonus Deferral Plan filed herewith as Exhibits 99.1 through 99.11, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings I L.P., dated as of July 1, 2019, by and among Blackstone Holdings I/II GP L.L.C. and the limited partners of Blackstone Holdings I L.P. party thereto.

99.2	Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings II L.P., dated as of July 1, 2019, by and among Blackstone Holdings I/II GP L.L.C. and the limited partners of Blackstone Holdings II L.P. party thereto.

99.3	Third Amended and Restated Limited Partnership Agreement of Blackstone Holdings III L.P., dated as of July 1, 2019, by and among Blackstone Holdings III GP L.P. and the limited partners of Blackstone Holdings III L.P. party thereto.

99.4	Third Amended and Restated Limited Partnership Agreement of Blackstone Holdings IV L.P., dated as of July 1, 2019, by and among Blackstone Holdings IV GP L.P. and the limited partners of Blackstone Holdings IV L.P. party thereto.

99.5	Second Amended and Restated Limited Partnership Agreement of Blackstone Holdings AI L.P., dated as of July 1, 2019, by and among Blackstone Holdings I/II GP L.L.C. and the limited partners of Blackstone Holdings AI L.P. party thereto.

99.6	Amendment to Tax Receivable Agreement, dated as of July 1, 2019, by and among Blackstone Holdings I/II GP L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings AI L.P. and the limited partners of Blackstone Holdings I L.P., Blackstone Holdings II L.P. and Blackstone Holdings AI L.P. party thereto.

99.7	Fourth Amended and Restated Exchange Agreement, dated as of July 1, 2019, by and among The Blackstone Group Inc., Blackstone Holdings AI L.P., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and the Blackstone Holdings Limited Partners party thereto.

99.8	Amendment to Registration Rights Agreement, dated as of July 1, 2019.

99.9	Letter Agreement, dated as of July 1, 2019, amending Amended and Restated Founding Member Agreement of Stephen A. Schwarzman, dated as of March 1, 2018, by and among Blackstone Holdings I L.P. and Stephen A. Schwarzman.

99.10	The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 of The Blackstone Group Inc. Post-Effective Amendment No. 1 to Form S-8 filed on July 1, 2019).

99.11	The Blackstone Group Inc. Seventh Amended and Restated Bonus Deferral Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACKSTONE GROUP INC.
Date: July 5, 2019
	By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer